EXHIBIT 99

              TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE BEGINNING
                                JANUARY 8, 2003

                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                           LEADING HEALTHCARE PROVIDER

o Approximately 1,800 Facilities in All 50 States and Every Major Metropolitan Market
o   Largest Operator of:
    -  Inpatient and Outpatient Rehabilitation Facilities
    -  Freestanding Outpatient Surgery Centers
    -  Freestanding Diagnostic Centers
o   Over $4.2 Billion in Revenue with $1.1 Billion in EBITDA Projected for
    2003


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                            INPATIENT REHABILITATION
                         #1 MARKET SHARE - 118 LOCATIONS
                      22% OF 35,000 BED MARKET (7,643 BEDS)

                                (Graphic Omitted)

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                               OUTPATIENT SURGERY
                         #1 MARKET SHARE - 206 LOCATIONS
                            16% OF $6 BILLION MARKET

                                (Graphic Omitted)
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


                                OUTPATIENT REHAB
                        #1 MARKET SHARE - 1,331 LOCATIONS
                            10% OF $10 BILLION MARKET

                                (Graphic Omitted)

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                               DIAGNOSTIC IMAGING
                         #1 MARKET SHARE - 136 LOCATIONS
                             4% OF $8 BILLION MARKET

                                (Graphic Omitted)

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                         RECOGNIZED CLINICAL EXCELLENCE

                           2001 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

                       HEALTHSOUTH Rehabilitation        94
                       National Hospital Organizations   91

                       HEALTHSOUTH Surgery Centers       95
                       HEALTHSOUTH Diagnostic            96
                       National Ambulatory Organizations 93

              Source:  2001 JCAHO Survey Results

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                                 PRISTINE AUDIT

o   Unannounced Audit of Every HEALTHSOUTH Facility
o   50 Point Checklist
o   Conducted by Ernst & Young
o   Overall Score of 98

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                              MEDICARE EXPENDITURES
         Total Medicare Expenditures, 1966-2000 (in Billions of Dollars)

                                (Graphic Omitted)

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


                              MEDICARE EXPENDITURES

o  During This Time, HEALTHSOUTH has Saved The
   Medicare Program Hundreds of Millions of Dollars

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                            INPATIENT REHAB HOSPITAL
                                  COST SAVINGS



                               1997              1998                1999                2000                2001
                               ----              ----                ----                ----                ----
Cost Per Discharge         $ 11,504      $     10,772       $       9,935       $       9,799       $       9,669
Cost Variance                                    (732)             (1,569)             (1,705)             (1,835)

Medicare Discharges*

                                               60,516              66,854              70,187              76,249

Cost Savings                             $ 44,297,712       $ 104,893,926       $ 119,668,835       $ 139,916,915

-------------------------------------------------------------------------------------------------------------------
TOTAL MEDICARE SAVINGS                                                                              $ 408,777,388
-------------------------------------------------------------------------------------------------------------------


* HOSPITAL DISCHARGES ONLY

Through Internal Cost Reduction Initiatives, HEALTHSOUTH Has Saved the Medicare Program over $400MM in the last 4 Years

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                            INPATIENT REHAB HOSPITAL
                     COST SAVINGS - HRC VS. INDUSTRY AVERAGE



                                            1997               1998               1999               2000               2001
                                            ----               ----               ----               ----               ----
Industry Cost Per Discharge      $        13,500      $      13,500      $      13,500      $      13,500     $       13,500
HRC Cost Per Discharge           $        11,504      $      10,772      $       9,935      $       9,799     $        9,669

Cost Variance                    $        (1,996)     $      (2,728)     $      (3,565)     $      (3,701)    $       (3,831)

HRC Medicare Discharges*

                                          55,999             60,516             66,854             70,187             76,249

Cost Savings                     $   111,774,004      $ 165,087,648      $ 238,334,510      $ 259,762,087    $   292,109,919

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TOTAL MEDICARE SAVINGS                                                                                       $ 1,067,068,168
------------------------------------------------------------------------------------------------------------------------------------



* HOSPITAL DISCHARGES ONLY

By Consistently Keeping Costs Below the Industry Average, HEALTHSOUTH Has Spared the Medicare Program over $1B in Excessive Costs in the last 5 Years

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


                                 SURGERY CENTERS
                  HRC AVERAGE CHARGE VS. ACUTE HOSPITAL CHARGE

                                     HRC          Hospital              %
     Procedure Description       Avg. Charge    Avg. Charge          Savings
     ---------------------       -----------    -----------          -------
   Endo Polpectomy Lrge Int         $1,439         $5,559               74%
          Colonoscopy               $1,155         $5,122               77%
      Rotator Cuff Repair           $7,587        $11,257               33%
      Cruciate Lig Repair          $11,348        $19,882               43%
         Tonsillectomy              $2,575         $8,000               68%
          Laparoscopy               $4,150         $9,159               55%


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                                OUTPATIENT REHAB

                                  COST SAVINGS

                                             1995              2001
                                             ----              ----

Total Visits Reported                      2,512,864         9,083,251

Medicare %                                         8%                8%

Estimated Medicare Visits                    201,029           726,660


Visits/Referral                                 12.7               7.8

Medicare Visits Saved                                          456,478


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                                OUTPATIENT REHAB
    FUNCTIONAL LEVELS AT ADMISSION COMPARED TO FUNCTIONAL LEVELS AT DISCHARGE

                                (Graphic Omitted)

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


                               HEALTHSOUTH REVENUE
                     BY PRODUCT LINE (2000 VS. 2003 BUDGET)

                                (Graphic Omitted)

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                                 2003 GAME PLAN

o Continue to Lead Industry with Superior Clinical Services (as
  Evidenced by JCAHO Surveys)

o Improve Cost Efficiency While Increasing Patient Volumes
  Across all Product Lines

o Manage Capital Expenditures Within Guidance, Pay Down Debt, and Strengthen Balance Sheet

    Success Will Build Investor Confidence by Meeting or Exceeding Financial
                 Expectations and Increase Our Return on Capital

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                               INPATIENT DIVISION
                             2003 GROWTH STRATEGIES

o Tightly Manage Patient Mix To Drive Case Mix Index Higher

o Educate Patient Referral Sources on Benefits of Inpatient Rehab vs. Other Post Acute Settings:
  - Commercial Payors
  - Physicians
  - Home Health Agencies
  - Nursing Homes and Assisted Living Facilities
o Expand Specialized Clinical Programs for:
  - Stroke (Centers of Excellence)
  - Multiple Sclerosis
  - Parkinson's
  - Gamma Knife Centers

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

                               INPATIENT DIVISION
                              TARGETED POPULATIONS

                  Population              Profit Margin Per Case
                  ----------------------------------------------

                  Stroke                         33%
                  Joint Replacement              31%
                  Hip Fracture                   30%
                  Pulmonary                      28%
                  Cardiac                        28%

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                               INPATIENT DIVISION
                             2003 GROWTH STRATEGIES

o Partner with Acute Care Hospitals To Develop Long Term Acute Care Hospital Units (Hospital within Hospital Model) Associated with Highly Recognized and Respected Medical Centers

o Increase Volume of Admits from Home via Free Clinical Assessments and Community Clinical Programs

o  Promote Benefits of AutoAmbulator(TM)

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                                AUTOAMBULATOR(TM)

   The AutoAmbulator(TM) Was Conceived To More Effectively Treat Patients with a Variety of Neurological Conditions That Affect Walking and Balance:

o  Stroke
   - (Market = 2MM People)
o  Spinal Cord Injury
   - (Market = 250,000 People)
o  Multiple Sclerosis
   - (Market = 200,000 Cases/Year)
o  Parkinson's
   - (Market = 1MM People)

o  APPROXIMATELY 3MM POTENTIAL
   CANDIDATES FOR THE AUTOAMBULATOR

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

                                AUTOAMBULATOR(TM)

o HEALTHSOUTH Received Clearance from the FDA on March 22, 2002 for a Class I Medical Device
o Phase 1 Rollout to all Inpatient Hospitals to Begin 1Q03
  - 100 Units to be in Place by End of Year 2003
o The AutoAmbulator will Help:
  - Provide Safe, Consistent Therapy
  - Decrease Healthcare Costs
  - Provide Better Patient Outcomes
  - Improve Patients' Lives
  - Will Facilitate Clinical Research That Will Provide Better Treatment Modalities
  - Distinguish HEALTHSOUTH from the Competition
  - Attract Potential Investors from Pharmaceutical Companies for Clinical Research

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                                AUTOAMBULATOR(TM)
                               CLINICAL RELEVANCE

o  During Initial Clinical Studies, Patients Using the AutoAmbulator(TM):
   - Dramatically Improved Gait
   - Reduced or Eliminated the Need for Constant Use of Crutches or Canes
   - Significantly Improved Balance, Which Should Reduce Number of Falls
   - Experienced Pain Relief in Affected Joints and Limbs
   - Reduced Dependence on Others
   - Reduced the Incidence of Complications Usually Associated with Spinal Cord Injury
   - Improved Quality of Their Daily Lives

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                               INPATIENT DIVISION
                             2003 PRICING STRATEGIES

o  Medicare
   - Continue To Improve Clinical Mix of Patients (i.e., Higher Acuity Patients)
   - Utilize Best Practices for Case Mix Index, Comorbidities, Discharge Destination, and Admission FIM

o  Commercial
   - Target Commercial Payors with Cost Benefits of Inpatient vs. Other Long Term Options

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

                               INPATIENT DIVISION
                             2003 GROWTH STRATEGIES

o  Continue Development of 40 and 60 Bed Freestanding Rehabilitation Facilities
   - 4 New Hospitals to Open in 2003

o  Bed Expansions Under Review for all Facilities with 95% or Greater Occupancy

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                               INPATIENT DIVISION
             TARGET MARKETS FOR REHAB HOSPITAL AND LTAC DEVELOPMENT

                                (Graphic Omitted)

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                         LONG TERM ACUTE CARE HOSPITALS
                          MEDICARE REIMBURSEMENT CHANGE

o  PPS Reimbursement Effective January 1, 2003
o  Previously, Cost-Based Reimbursement
o  Payment and Classification Will be Based on Hospital DRG System
o  New Base Rate = $32,649
   - Adjusted for Case Mix Index, Existing Facilities Range from 80% to 90% of this Base Rate
o  Current Cost per Discharge = $17,821

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                               AMBULATORY SERVICES
      Outpatient Visits, U.S. Community Hospitals 1990-2001 (in thousands)
                                (Graphic Omitted)
                    Demand for Outpatient Services is Growing

--------------------------------------------------------------------------------

                      NUMBER OF ACUTE CARE HOSPITALS ON THE
                                    DECLINE

                  Number of U.S. Community Hospitals 1995-2001

                                (Graphic Omitted)

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o Management Team Dedicated Exclusively to Surgery

o Maximize Existing Partnerships and Drive Capacity Utilization Through the Resyndication Process
  - Over 250 New Physician Partners Added in 2002
  - Have Added Over 800 New Physician Partners Under Initiative of Adding 1,000
  - Targeting Approximately 200 New Physician Partners in 2003
  - Same Store Volume Up Nine Consecutive Quarters

o Strong Opportunity for Opening New Centers with Dedicated
  Development Team

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o Expand/Relocate Existing Centers To Increase Volumes and
Improve Block Time Capacity
o Initiate Pricing Initiatives Focused on Case Rates, Carve-in
Procedures and Implants
o Work with Top Payors to Dislodge Cases from More Costly
Acute Care Setting to ASC's

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


                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o Tightly Manage Case Mix To Enhance Efficiencies and Target
Higher Margin Cases
o Focus on Expense Control:
         - Productivity
         - Salary Management
         - Inventory Efficiencies
         - Fixed Asset Utilization

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o  Aggressively Market Consumer Programs:
         - Endometrial Ablation
         - Trivex
         - Gerds and GI programs
         - Ophthalmology
         - Unispacer
         - Facility Specific Physician Promotions
         - Patient Financing Venture with a National Bank

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                                SURGERY DIVISION
                                 TARGET MARKETS

                                (Graphic Omitted)

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


                               OUTPATIENT DIVISION

                         2003 GROWTH STRATEGIES - VOLUME

o  Sales Initiatives
   -  Increase Referrals from "Top 20" Physicians per Market
   -  Utilize Marketing Representatives To Drive Volume and Enhance Referrals

o  Fitness Club Site Development
   -  Low Cost Model Which Generates Higher Margin and Returns
   -  Target Large 20,000+ Member Health Clubs

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                            OUTPATIENT REHABILITATION
                          STRATEGY FOR TRANSMITTAL 1753

o  Improve Scheduling Patterns To Maximize "One on One" Care
o  Limit Group Sessions To Appropriately Sized Groups To
Optimize Productivity and  Reimbursement
o  Sponsor Legislative Change to CMS Transmittal 1753

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                               FINANCIAL OVERVIEW

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                              BALANCE SHEET RATIOS


                           1999      2000     2001      1Q02     2Q02     3Q02
                           ----      ----     ----      ----     ----     ----
    Net Debt/Cap           48.2%     46.2%    42.0%     43.6%    46.9%    44.8%
    EBITDA/Interest         6.9x      5.1x     5.6x      6.0x     6.3x     5.8x
    Debt/EBITDA             2.6x      2.8x     2.5x      2.4x     2.7x     2.6x
    Debt                  $3.11B    $3.21B   $3.03B    $3.02B   $3.48B   $3.21B

                       Balance Sheet Ratios Remain Strong

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


                                  2003 GUIDANCE

                                            Ranges
                                            ------


Revenues                                    $4,230,000 - $4,320,000
EBITDA                                      $1,045,000 - $1,090,000
EPS                                         $0.55 - $0.57
Capital Expenditures                        $375,000 - $425,000
Depreciation and Amortization               $320,000 - $330,000
Interest Expense                            $235,000 - $245,000
Minority Interests                          $130,000 - $140,000
Shares Outstanding                          400,000 - 402,000
Tax Rate                                    38.75%

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                            STRONG LIQUIDITY POSITION

o  $1B Available Under $1.25B Bank Facility

o  New Facility Provides Ample Availability to Take Out Last
   Remaining 2003 Maturity ($344MM Outstanding); No Significant
   Maturities until 2007

o  No Off-Balance Sheet Financing Issues

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                          FOCUSED ON RETURN ON CAPITAL

o  Goal is to Increase ROC to 12% Over Time by Making Progress Each Quarter

o  Strategies Include:
   -  Increased Throughput in Existing Facilities
   -  Maintain or Increase Pricing Across All Divisions
   -  Carefully Manage Expenses
   -  Deploy New Capital on Projects with Highest Returns
   -  Reduce DSO's
   -  Use Free Cash Flow to Pay Down Debt

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                                     SUMMARY

o  2002 Was Difficult Year Due to Transmittal 1753
   -  Had to Overcome Confusion from Payors, Physicians, and Therapists
   -  Negative Press Added to Difficulties and Damaged Some Referral Sources
   -  Wall Street Overreacted

o  2003 is a "Comeback" Year
   -  Rebuilding Relationships
   -  Closing Underperforming Facilities
   -  Adding Incentives for Marketing Team
   -  Cutting Expenses
   -  Adding Programs Aimed Directly at Consumers (i.e. stroke)
   -  Focus on Re-establishing Our Leadership Role in All Business Lines
   -  Focus on Building Shareholder Value
   -  Ongoing Governance Improvements

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

                               SUMMARY (CONTINUED)

o  HEALTHSOUTH Remains a Great Company
   -  Highest Quality Assets
   -  Brightest Management Team
   -  Over $1B in EBITDA
   -  Ample Liquidity
   -  Sound Balance Sheet
   -  Focused on Increasing Our Return on Capital